EXHIBIT 32.1

                              ADZONE RESEARCH, INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of AdZone Research, Inc. (the "Company") on Form 10-QSB/A for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles Cardona, Chief Executive Officer, Principal Accounting Officer and Director of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to AdZone Research, Inc. and will be retained by AdZone Research, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: August 19, 2005


                   /s/ Charles Cardona
                   -------------------------------
                   Name: Charles Cardona
                   Title: Chief Executive Officer
                   and Principal Accounting Officer


                                       32
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ADZONE RESEARCH, INC.
EXHIBIT INDEX


Exhibit
-------

3.1   Certificate of Incorporation **

3.2   By-Laws **

10.1  Consulting Agreement dated as of October 26, 2001 with Theresa A. Kober
      ***
10.2 Consulting Agreement dated as of November 2, 2001 with Blanchfield,
      King, Kober & Company, P.C. + 10.3 Consulting Agreement dated as of Thomas
      F. Gavin
10.4 Consulting Agreement dated as of February 5, 2002 with International Standard Consulting Corporation +++
10.5 Employment Agreement dated February 5, 2004 with Charles Cardona 10.6 Employment Agreement dated as of February 5, 2004 with John Cardona 10.7 Systems Integration Agreement dated as of June 21 2002 with Raytheon Company
10.8 A-K Consulting agreements with Kyle Kennedy Dated Aug. 19, 2002 - May 22, 2003
10.9  Stipulation of Settlement with Sheldon Katz , Sept. 2002
10.10 Multimedia Web Site design contract with Jason Genet dated Oct. 16, 2002
10.11 Investment Banking Agreement with Spartan Securities dated Nov. 27, 2002
10.12 Agreement to borrow shares for stock loans dated Mar. 7, 2003
10.13 Joint Marketing agreement with Sarnoff Corp. dated Mar. 3, 2003
10.14 Warrant agreement with Tom Gavin dated Mar. 12, 2003
10.15 Agreement with Boeing Autometric Division dated April 2003. 31.1 Certification by Chief Executive Officer and Acting Chief Financial Officer pursuant to Sarbanes Oxley Section 302. 32.1 Certification by Chief Executive Officer and Acting Chief Financial Officer pursuant to 18 U.S. C. Section 1350


* Incorporated by reference to Exhibit 2 to the Registrant's Report on Form 8-K filed with the Securities and Exchange Commission on September 21, 2001. ** Incorporated by reference to the same exhibit number in the Registrant's Form 10SB12G filed with the Securities and Exchange Commission on December 30, 1999.

*** Incorporated by reference to Exhibit 101 to the Registrant's Form S-8 filed with the Securities and Exchange Commission on December 13, 2001.

+ Incorporated by reference to Exhibit 10.2 to the Registrant's Form S-8 filed with the Securities and Exchange Commission on December 13, 2001.

++ Incorporated by reference to Exhibit 10.1 to the Registrant's Form S-8 filed with the Securities and Exchange Commission on January 28, 2002.

+++ Incorporated by reference to Exhibit 10.1 to the Registrant's Form S-8 filed with the Securities and Exchange Commission on February 21, 2002.